Exhibit 99
                    COCA-COLA ENTERPRISES INC.                   Page 1 of 4
                CONSOLIDATED STATEMENTS OF INCOME
          (Unaudited; In Millions Except Per Share Data)

                                                     Second Quarter
                                             -----------------------------
                                              1998 (a)   1997       Change
                                             -------    -------     -------
Net Operating Revenues                       $ 3,687    $ 2,905       27%
Cost of Sales                                  2,297      1,821       26%
                                             -------    -------
Gross Profit                                   1,390      1,084       28%
Selling, Delivery, and Administrative
   Expenses                                    1,048        774       35%
                                             -------    -------
Operating Income                                 342        310       10%
Interest Expense - Net                           170        127       34%
Other Nonoperating Deductions - Net                -          1        -
                                             -------    -------
Income Before Income Taxes                       172        182       (5)%
Income Tax Expense                                61         71      (14)%
                                             -------    -------
Net Income Applicable to Common
  Share Owners                               $   111    $   111        -
                                             =======    =======
Basic Average Common
  Shares Outstanding                             394        383
                                             =======    =======
Basic Net Income Per Share
  Applicable to Common
  Share Owners (b)                           $  0.28    $  0.29       (3)%
                                             =======    =======
Diluted Average Common
  Shares Outstanding                             407        394
                                             =======    =======
Diluted Net Income Per Share
  Applicable to Common
  Share Owners (b)                           $  0.27    $  0.28       (4)%
                                             =======    =======
Cash Operating Profit Data:
  Operating Income                           $   342    $   310        10%
  Depreciation                                   177        139        27%
  Amortization                                    92         75        23%
                                             -------    -------
Cash Operating Profit                        $   611    $   524        17%
                                             =======    =======

(a) Second-quarter 1998 results include the results of the Coke Southwest acquisition from the closing date of June 5, 1998.
(b) Per share data calculated prior to rounding to millions.




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                   COCA-COLA ENTERPRISES INC.                     Exhibit 99
                CONSOLIDATED STATEMENTS OF INCOME                 Page 2 of 4
          (Unaudited; In Millions Except Per Share Data)

                                                       Six Month
                                             -----------------------------
                                              1998 (a)    1997 (b)   Change
                                             -------     -------    -------
Net Operating Revenues                       $ 6,645     $ 5,046      32%
Cost of Sales                                  4,173       3,162      32%
                                             -------     -------
Gross Profit                                   2,472       1,884      31%
Selling, Delivery, and Administrative
   Expenses                                    2,041       1,516      35%
                                             -------     -------
Operating Income                                 431         368      17%
Interest Expense - Net                           338         234      44%
Other Nonoperating Deductions - Net                -           6 (c)   -
                                             -------     -------
Income Before Income Taxes                        93         128    (27)%
Income Tax Expense                                33          50    (34)%
                                             -------     -------
Net Income                                        60          78    (23)%
Preferred Stock Dividends                          -           2       -
                                             -------     -------
Net Income Applicable to Common
  Share Owners                               $    60     $    76    (21)%
                                             =======     =======
Basic Average Common Shares
   Outstanding                                   390         380 (d)
                                             =======     =======
Basic Net Income Per Share
  Applicable to Common Share
  Owners (e)                                 $  0.15     $  0.20    (25)%
                                             =======     =======
Diluted Average Common Shares
  Outstanding                                    404         391 (d)
                                             =======     =======
Diluted Net Income Per Share
  Applicable to Common Share
  Owners (e)                                 $  0.15     $  0.20    (25)%
                                             =======     =======
Cash Operating Profit Data:
  Operating Income                           $   431     $   368      17%
  Depreciation                                   342         259      32%
  Amortization                                   182         171       6%
                                             -------     -------
Cash Operating Profit                        $   955     $   798      20%
                                             =======     =======

(a) Six-month 1998 results include the results of the Coke Southwest acquisition from the closing date of June 5, 1998.
(b) Six-month 1997 results include the operating results of the
    British bottler beginning with the month of March 1997 and interest expense associated with this acquisition from the closing date of February 10, 1997.
(c) Six-month 1997 results include a $6 million, or 1 cent per common share (split-adjusted), one-time charge related to the April 1,
    1997 redemption of 8 3/4 percent Debentures due April 1, 2017.
(d) Adjusted for 3-for-1 stock split.
(e) Per share data calculated prior to rounding to millions.
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                     COCA-COLA ENTERPRISES INC.               Exhibit 99
               CONDENSED CONSOLIDATED BALANCE SHEETS          Page 3 of 4
                           (In Millions)

                                                 July 3,        December 31,
                                                  1998             1997
                                               -----------      ----------
                                               (Unaudited)
ASSETS
Current
  Cash and cash investments                     $     27        $    45
  Trade accounts receivable, net                   1,473          1,007
  Inventories                                        614            462
  Current deferred income tax assets                  75             70
  Prepaid expenses and other current assets          257            229
                                                 -------        -------
    Total Current Assets                           2,446          1,813
Net Property, Plant, and Equipment                 4,502          3,862
Franchises and Other Noncurrent Assets, Net       13,488         11,812
                                                 -------        -------
                                                $ 20,436        $17,487
                                                 =======        =======
LIABILITIES AND SHARE-OWNERS' EQUITY
Current
  Accounts payable and accrued expenses         $  2,298        $ 2,000
  Current portion of long-term debt                1,186          1,032
                                                 -------        -------
    Total Current Liabilities                      3,484          3,032
Long-Term Debt, Less Current Maturities            8,979          7,760
Retirement and Insurance Programs and
  Other Long-Term Obligations                        943            917
Long-Term Deferred Income Tax Liabilities          4,608          3,996
Share-Owners' Equity
  Preferred stock                                     10              -
  Common stock                                       445            443
  Additional paid-in capital                       1,931          1,364
  Reinvested earnings                                408            374
  Cumulative Comprehensive Income Adjustments        (27)           (16)
  Cost of common stock in treasury                  (345)          (383)
                                                 -------        -------
                                                   2,422          1,782
                                                 -------        -------
                                                 $20,436        $17,487
                                                 =======        =======




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                      COCA-COLA ENTERPRISES INC.              Exhibit 99
                      Summary - Key Information               Page 4 of 4
                             (Unaudited)



                                                Reported        Comparable
Second-Quarter 1998                              Change          Change (a)
-------------------                             --------        ----------

Cash Operating Profit
  Consolidated                                      17%               5%
  Currency Neutral/Common Fiscal Periods                              6%

Physical Case Bottle and Can Volume (b)
  Consolidated                                      27%               8%
  North America                                                       9%
  Europe                                                              4%

Fountain Gallon Volume (b)                          32%               2%

Net Revenues Per Case -- Bottle and Can            Flat             Flat
  Currency Neutral                                                    1%

Cost of Sales Per Case -- Bottle and Can         (1/2)%             (1)%
  Currency Neutral                                                  Flat


Six-Months 1998
-------------------
Cash Operating Profit
  Consolidated                                      20%               8%
  Currency Neutral/Common Fiscal Periods                              6%

Physical Case Bottle and Can Volume (b)
  Consolidated                                      32%               8%
  North America                                                       8%
  Europe                                                              9%

Fountain Gallon Volume (b)                          36%               2%

Net Revenues Per Case -- Bottle and Can            Flat           (1/2)%
  Currency Neutral                                                  1/2%

Cost of Sales Per Case -- Bottle and Can           1/2%           (1/2)%
  Currency Neutral                                                  1/2%

(a) To determine the comparable change, 1997 results have been adjusted to include the results of significant 1997 acquisitions for the same periods they are included in reported 1998 results and 1998 results have been adjusted to exclude the Coke Southwest acquisition.
(b) To determine the 1998 comparable volume change, 1997 volume results have been adjusted for acquisitions and common fiscal periods.